Investment in Subsidiary	6 Months Ended
Jun. 30, 2026
Future NRG Sdn. Bhd. [Member]
InvestmentInSubsidiaryLineItems [Line Items]
Investment in Subsidiary

3. INVESTMENT IN SUBSIDIARY

The Company’s wholly-owned subsidiary, Solid Orient Holdings Sdn. Bhd. (“SOH”), is engaged in the operation of a palm oil mill. On 22 December 2025, the Company entered into a Share Sale Agreement (“SSA”) with Fitters Diversified Berhad to dispose of its entire 100% equity interest in Solid Orient Holdings Sdn. Bhd. (“SOH”) for a cash consideration of RM10,500,000 (approximately USD 2.59 million). Consequently, SOH was classified as a discontinued operation in FY2025, with its related assets and liabilities presented as held for sale. The disposal was subsequently completed in January 2026, at which point the Group derecognised its investment in SOH and recognised a loss on disposal of USD 1,904,424 (translated historically recorded as USD 1,919,251 in Q1 2026)